UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2023

HashiCorp, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41121	32-0410665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street Suite 700
San Francisco,California		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 301-3250

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000015 per share	HCP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On June 7, 2023, HashiCorp, Inc. (“HashiCorp” or the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended April 30, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On June 7, 2023, HashiCorp announced a reduction of its workforce (the “Reduction”) by approximately 8%, which will affect employees across most functional areas of the Company. The Reduction is a proactive measure to lower the Company’s operating expenses in response to the current customer and economic environment.
As a result of the Reduction, the Company expects to incur approximately $6.5 million to $8.5 million in severance costs, and $0.5 million to $1.0 million in benefits continuation and other expenses. Of the estimated aggregate amount of charges, the Company expects that approximately $7.5 million to $9.0 million will be in future cash expenditures. Cash payments related to these expenses will be paid out and the Reduction is expected to be substantially completed in the second fiscal quarter of FY2024 with the remaining activities expected to be completed in the third fiscal quarter of FY2024. The estimated costs that the Company expects to incur in connection with the Reduction are subject to a number of assumptions, and actual results may differ significantly from these estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Reduction.
Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K are forward-looking statements including statements relating to the Company’s plans, expectations, forecasts, and future events. Such forward-looking statements include, but are not limited to, the potential of, and expectations regarding the Company’s business strategy, statements relating to the anticipated timing and details of the Reduction, and the expected impacts, charges and costs associated with the Reduction that the Company expects to incur. In some cases, you can identify forward-looking statements by terminology such as “believe,” “estimate,” “intend,” “may,” “plan,” “potentially,” “will,” “expect,” “enable,” “likely” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Actual events, trends, or results could differ materially from the plans, intentions, and expectations disclosed in these forward-looking statements based on various factors. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in the Company’s Annual and Quarterly Reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission (the “SEC”), and the Company’s future reports to be filed with the SEC. These forward-looking statements are made as of the date of this 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2023, HashiCorp announced the appointment of Susan St. Ledger as the Company’s President, Worldwide Field Operations, effective July 2023. Ms. St. Ledger is currently serving on the Company’s board of directors (the “Board”) and will continue to serve as a member of the Board after her appointment. Upon commencement of her new role, Ms. St. Ledger will no longer serve as a member of the Compensation Committee of the Board or Nominating and Corporate Governance Committee of the Board, and

she will no longer be considered an “independent director” as defined under the listing standards of The Nasdaq Stock Market LLC.
Ms. St. Ledger previously served as the President, Worldwide Field Operations at Okta, Inc., an access management company, from February 2021 to January 2023. Ms. St. Ledger served as President, Worldwide Field Operations from October 2017 to January 2021 and as Senior Vice President, Chief Revenue Officer from May 2016 to October 2017 at Splunk Inc., a data analytics company. From August 2012 to March 2016, Ms. St. Ledger served as Chief Revenue Officer, Marketing Cloud at Salesforce.com, Inc., a provider of enterprise cloud computing software, or Salesforce. She served as President at Buddy Media, Inc., a social media marketing platform, from March 2012 to August 2012 when it was acquired by Salesforce. Previously, Ms. St. Ledger served in a variety of senior sales management roles at Salesforce and Sun Microsystems, Inc., a provider of network computing infrastructure solutions. Ms. St. Ledger holds a B.S. degree in Computer Science from the University of Scranton.
Ms. St. Ledger entered into an offer letter dated June 6, 2023 (the “Offer Letter”). Ms. St. Ledger’s annual compensation will consist of a base salary of $475,000, and she will be eligible to receive an annual cash bonus equal to 100% of her base salary. Ms. St. Ledger will receive an award of restricted stock units covering shares of the Company’s Class A common stock with a value of $15,000,000, vesting quarterly over three years, subject to Ms. St. Ledger’s continued service through the applicable vesting dates. Ms. St. Ledger will also be entitled to receive other employee benefits generally available to all employees of the Company. The foregoing description of the Offer Letter is only a summary and is qualified in its entirety by its terms, a copy of which will be filed at a later date with the SEC.
Ms. St. Ledger is a party to the Company’s standard form of indemnification agreement and will remain as such. Ms. St. Ledger will enter into the Company’s standard form of change in control and severance agreement with the Company, the form of which is filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 filed on November 17, 2021.
There are no family relationships involving Ms. St. Ledger that require disclosure pursuant to Item 401(d) of Regulation S-K, and Ms. St. Ledger has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. St. Ledger and any other person pursuant to which she was appointed as President, Worldwide Field Operations.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibit

Exhibit	Description
99.1	Press Release dated June 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HashiCorp, Inc.

Date:	June 7, 2023	By:	/s/ Navam Welihinda
		Name: Title:	Navam Welihinda Chief Financial Officer